DANA LARGE CAP CORE FUND

Class A shares: EPCAX

Class C shares: EPCCX

Class N shares: EPCNX

a series of

Epiphany Funds

106 Decker Court, Suite 226

Irving, Texas 75062

Supplement dated July 24, 2013

To the Fund’s Prospectus dated March 1, 2013

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On July 24, 2013, the Board of Trustees of the Epiphany Funds (the “Trust”) voted to approve an Agreement and Plan of Reorganization whereby the Dana Large Cap Core Fund (the “Fund”), a series of the Trust, would be reorganized into the Dana Large Cap Equity Fund (the “Acquiring Fund”), a series of the Valued Advisers Trust.  The Board determined that the reorganization is in the best interests of the shareholders of the Fund.  The Fund is not screened using the FFV Scorecard®, which sets itself apart from all of the other funds in the Trust.  The Trust’s other funds will remain in the Trust and continue to be managed in accordance with the FFV Scorecard® screening based on faith and family values principles.

The Fund and the Acquiring Fund have identical investment objectives and principal investment strategies.  Dana Investment Advisors, Inc., the current sub-adviser to the Fund, will serve as the investment adviser to the Acquiring Fund.  The Acquiring Fund will not engage a sub-adviser.

The proposed reorganization, which is subject to shareholder approval, is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no gain or loss being recognized for federal income tax purposes by the Fund or its shareholders as a direct result of the reorganization.

The reorganization will be submitted for approval by shareholders of the Fund at a meeting anticipated to be held October 22, 2013.  If approved by the shareholders of the Fund, the reorganization is expected to close on or about October 28, 2013.

Proxy materials with respect to the proposed reorganization will be sent out to shareholders in early September 2013.  Please read the proxy materials carefully, as they contain a more detailed description of the proposed reorganization.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE